Provisions	6 Months Ended
Jun. 30, 2021
Disclosure of provision matrix [abstract]
Provisions	Provisions
a)    Provisions for Pensions and other post-retirements obligations and Other long term employee benefits
The variation experienced by the balance of the Pensions and other post-retirements obligations and other long-term employee benefits from 31 December 2020 to 30 June 2021, is mainly due to lower net actuarial losses as a result of changes in actuarial assumptions (see Note 11.d).
b)    Provisions for taxes and other legal contingencies and Other provisions
Set forth below is the detail, by type of provision, of the balances at 30 June 2021 and at 31 December 2020 of Provisions for taxes and other legal contingencies and Other provisions. The types of provision were determined by grouping together items of a similar nature:

	EUR million
	30-06-2021	31-12-2020
Provisions for taxes	609	600
Provisions for employment-related proceedings (Brazil)	432	437
Provisions for other legal proceedings	1,128	1,163
Provision for customer remediation	625	395
Regulatory framework-related provisions	24	69
Provision for restructuring	1,114	810
Other	946	951
	4,878	4,425
Relevant information is set forth below in relation to each type of provision shown in the preceding table:
The provisions for taxes include provisions for tax-related proceedings.
The provisions for employment-related proceedings (Brazil) relate to claims filed by trade unions, associations, the prosecutor's office and ex-employees claiming employment rights to which, in their view, they are entitled, particularly the payment of overtime and other employment rights, including litigation concerning retirement benefits. The number and nature of these proceedings, which are common for banks in Brazil, justify the classification of these provisions in a separate category or as a separate type from the rest. The Group calculates the provisions associated with these claims in accordance with past experience of payments made in relation to claims for similar items. When claims do not fall within these categories, a case-by-case assessment is performed and the amount of the provision is calculated in accordance with the status of each proceeding and the risk assessment carried out by the legal advisers.
The provisions for other legal proceedings include provisions for court, arbitration or administrative proceedings (other than those included in other categories or types of provisions disclosed separately) brought against Santander Group companies.
The provisions for customer remediation include mainly the estimated cost of payments to remedy errors relating to the sale of certain products in the UK, the estimated cost of the Banco Popular Español, S.A.U. floor clauses and the estimated cost claim's cost made on CHF index-linked loan contracts in Poland. To calculate the provision for customer remediation, the best estimate of the provision made by management is used, which is generally based on the estimated number of claims to be received and, of these, the number that will be accepted, as well as the estimated average payment per case.
The regulatory framework-related provisions include mainly the provisions for the extraordinary contribution to Financial Services Compensation Scheme (FSCS) and the Bank Levy in the UK, and those relating to Banking Tax in Poland.
The provisions for restructuring include only the direct costs arising from restructuring processes by the various Group companies.
Qualitative information on the main litigation is provided in Note 10.c.
Our general policy is to record provisions for tax and legal proceedings in which we assess the chances of loss to be probable and we do not record provisions when the chances of loss are possible or remote. We determine the amounts to be provided for as our best estimate of the expenditure required to settle the corresponding claim based, among other factors, on a case-by-case analysis of the facts and the legal opinion of internal and external counsel or by considering the historical average amount of the loss incurred in claims of the same nature. The definitive date of the outflow of resources embodying economic benefits for the Group depends on each obligation. In certain cases, the obligations do not have a fixed settlement term and, in others, they depend on legal proceedings in progress.
The changes in provisions arising from civil contingencies and legal nature are disclosed in this note.
The main changes in provisions in the first six months of 2021 are as follows:
Regarding the provisions for labour processes and others of a legal nature, Brazil has charged EUR 83 million and EUR 69 million, respectively, making payments of EUR 138 million and EUR 131 million, respectively.
Regarding the provisions arising for customer remediation Poland has registered EUR 154 million in the six first months of the year in order to cover the mortgage portfolio in CHF.
Regarding in provisions constituted by regulatory framework, EUR 46 million in the first six months of 2021 in United Kingdom has been used (Bank Levy and FSCS). In addition, EUR 64 million have been charged and paid in the first six months of 2021 in Poland.
In addition, the restructuring provision includes the provisions made mainly in the United Kingdom and Portugal, as well as the payments made by the Group in the first half of the year.
c)    Litigation and other matters
i. Tax-related litigation
At 30 June 2021 the main tax-related proceedings concerning the Group were as follows:
•Legal actions filed by Banco Santander (Brasil) S.A. and other Group entities to avoid the application of Law 9.718/98, which modifies the basis to calculate PIS and COFINS social contribution, extending it to all the entities income, and not only to the income from the provision of services. In relation of Banco Santander (Brasil) S.A. process, in May 2015 the Federal Supreme Court (FSC) admitted the extraordinary appeal filed by the Federal Union regarding PIS, and dismissed the extraordinary appeal lodged by the Brazilian Public Prosecutor's Office regarding COFINS contribution, confirming the decision of Federal Regional Court favourable to Banco Santander (Brasil) S.A. of August 2007. The appeals filed by the other entities before the Federal Supreme Court, both for PIS and COFINS, are still pending. These claims are fully provisioned.
•Banco Santander (Brasil) S.A. and other Group companies in Brazil have appealed against the assessments issued by the Brazilian tax authorities questioning the deduction of loan losses in their income tax returns (IRPJ and CSLL) in relation to different administrative processes of various years on the ground that the requirements under the applicable legislation were not met. The appeals are pending decision in CARF. No provision was recognised in connection with the amount considered to be a contingent liability.
•Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against several municipalities that demand payment of the Service Tax on certain items of income from transactions not classified as provisions of services. There are several cases in different judicial instances. A provision was recognised in connection with the amount of the estimated loss.
•Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against the tax authorities in connection with the taxation for social security purposes of certain items which are not considered to be employee remuneration. There are several cases in different judicial instances. A provision was recognised in connection with the amount of the estimated loss.
•In May 2003 the Brazilian tax authorities issued separate infringement notices against Santander Distribuidora de Títulos e Valores Mobiliarios Ltda. (DTVM, actually Santander Brasil Tecnología S.A.) and Banco Santander (Brasil) S.A. in relation to the Provisional Tax on Financial Movements (CPMF) of the years 2000 to 2002. The administrative discussion ended unfavourably for both companies, and on July 3, 2015, filed a lawsuit requesting the cancellation of both tax assessments. The lawsuit was judged unfavourably in first instance. Therefore, both plaintiffs appealed to the court of second instance. On December 2020, the appeal was decided unfavourably. Against the judgment, the bank filed a motion for clarification which has not been accepted. Currently it is appealed to higher courts. There is a provision recognized for the estimated loss.
•In December 2010 the Brazilian tax authorities issued an infringement notice against Santander Seguros S.A. (Brazil), currently Zurich Santander Brasil Seguros e Previdência S.A., as the successor by merger to ABN AMRO Brasil dois Participações S.A., in relation to income tax (IRPJ and CSLL) for 2005, questioning the tax treatment applied to a sale of shares of Real Seguros, S.A. The administrative discussion ended unfavourably, and the CARF decision has been appealed at the Federal Justice. As the former parent of Santander Seguros S.A. (Brasil), Banco Santander (Brasil) S.A. is liable in the event of any adverse outcome of this proceeding. No provision was recognised in connection with this proceeding as it is considered to be a contingent liability.
•In November 2014 the Brazilian tax authorities issued an infringement notice against Banco Santander (Brasil) S.A. in relation to corporate income tax (IRPJ and CSLL) for 2009 questioning the tax-deductibility of the amortisation of the goodwill of Banco ABN AMRO Real S.A. performed prior to the absorption of this bank by Banco Santander (Brasil) S.A., but accepting the amortisation performed after the merger. Actually it is appealed before the Higher Chamber of CARF. No provision was recognised in connection with this proceeding as it was considered to be a contingent liability.
•Banco Santander (Brasil) S.A. has also appealed against infringement notices issued by the tax authorities questioning the tax deductibility of the amortisation of the goodwill arising on the acquisition of Banco Comercial e de Investimento Sudameris S.A from years 2007 to 2012. No provision was recognised in connection with this matter as it was considered to be a contingent liability.
•Banco Santander (Brasil) S.A. and other companies of the Group in Brazil are undergoing administrative and judicial procedures against Brazilian tax authorities for not admitting tax compensation with credits derived from other tax concepts, not having registered a provision for such amount since it is considered to be a contingent liability.
•Banco Santander (Brasil) S.A. is involved in appeals in relation to infringement notices initiated by tax authorities regarding the offsetting of tax losses in the CSLL (‘Social Contribution on Net Income’) of year 2009. The appeal is pending decision in CARF. No provision was recognised in connection with this matter as it is considered to be a contingent liability.
•Brazilian tax authorities have issued infringement notices against Getnet Adquirência e Serviços para Meios de Pagamentos S.A and Banco Santander (Brasil) S.A. as jointly liable in relation to corporate income tax (IRPJ and CSLL) for 2014 to 2018 questioning the tax-deductibility of the amortization of the goodwill from the acquisition of Getnet Tecnologia Proces S.A., considering that the company would not have complied with the legal requirements for such amortization. A defense against the tax assessment notices was submitted. The notice related to the fiscal years 2014 and 2015 has already been appealed at the CARF, meanwhile the one related to the fiscal years of 2016 to 2018 is pending on judgment. No provision was recognized as it is considered to be a contingent liability.
The total amount for the aforementioned Brazil lawsuits that are fully provisioned is EUR 889 million, and for lawsuits that qualify as contingent liabilities is EUR 3,632 million.
•Legal action brought by Sovereign Bancorp, Inc. (currently Santander Holdings USA, Inc.) claiming its right to take a foreign tax credit for taxes paid outside the United States in fiscal years 2003 to 2005 as well as the related issuance and financing costs. On 17 July 2018, the District Court finally ruled against Santander Holdings USA, Inc. On September 5, 2019 the Federal District Court in Massachusetts entered a judgement resolving the Company’s tax liability for fiscal years 2003 to 2005, which had no effect on income. The Company has agreed to resolve the treatment of the same transactions for 2006 and 2007, consistent with the September 5, 2019 judgment. The Congressional Joint Committee on Taxation has completed its review of the proposed resolution of the 2006 and 2007 tax years, with no objection. The IRS finalized its administrative process to close-out the issue, which resulted in no impact on net income.
•Banco Santander has appealed before European Courts the Decisions 2011/5/CE of 28 October 2009, and 2011/282/UE of 12 January 2011 of the European Commission, ruling that the deduction of the financial goodwill regulated pursuant to Article 12.5 of the Corporate Income Tax Law constituted illegal State aid. On November 2018 the General Court confirmed these Decisions but these judgements have been appealed at the Court of justice of the European Union. The Advocate-General has issued his conclusions proposing the dismissal of the appeal. The dismissal of this appeal would not have effect on equity.
At the date of approval of these interim financial statements certain other less significant tax-related proceedings are also in progress.
ii. Non-tax-related proceedings
At 30 June 2021 the main non-tax-related proceedings concerning the Group were as follows:
• Payment Protection Insurance (PPI): claims associated with the sale by Santander UK plc of payment protection insurance or PPI to its customers. At 30 June 2021, the remaining provision for PPI redress and related costs was GBP 37 million (EUR 43 million) (2020: GBP 76 million – EUR 87 million). There was no additional provision in the first semester of 2021.
At 30 June 2021, the outstanding activities which drive the ongoing provision requirement relate to the final aspects of complaints close-down activity and the ongoing commercial negotiation with the Official Receiver. Although the deadline for bringing complaints has passed, customers can still commence litigation for PPI mis-selling. Provision has been made for the best estimate of any obligation to pay compensation in respect of current stock and estimated future claims. There are ongoing factual issues to be resolved regarding such litigation which may have legal consequences including the volume and quality of future litigation claims. As a result, the extent of the potential liability and amount of any compensation to be paid continues to have a significant uncertainty component.
In relation to a specific PPI portfolio of complaints, there is a legal dispute regarding allocation of liability for pre-2005 PPI policies underwritten by two affiliates (Axa France) that Axa Group acquired from Genworth Financial International Holdings, Inc. in September 2015. The dispute involves a Santander Cards UK Limited (formerly known as GE Capital Bank Limited which was acquired by Banco Santander, S.A. from GE Capital group in 2008) which was the distributor of the refer pre-2005 PPI policies and Santander Insurance Services UK Limited (the Santander Entities).
In July 2017, Santander UK plc notified Axa France that the Santander Entities did not accept liability for losses on PPI policies relating to this period, but entered in a Complaints Handling Agreement –that included a standstill agreement- agreeing to handle complaints on Axa affiliates behalf, paying these latter companies redress assessed to be due to relevant policyholders on a without prejudice basis.
After the termination of the Complaints Handling Agreement, on 30 December 2020 Axa France has provided written notice to the Santander Entities to terminate the standstill agreement. On 5 March 2021, the Santander Entities were served with a Claim Form and Brief Details of Claim by AXA France, claiming that the Santander Entities are liable to reimburse AXA France for pre-2005 PPI mis-selling losses, currently estimated at GBP 636 million (EUR 739 million). On 22 March 2021, the Santander Entities acknowledged service of the claim and notified the court of their intention to defend the claim in full and have issued an application for Axa Frances’s claim to be struck out/summarily dismissed. This dispute is at an early stage and there are ongoing factual issues to be resolved which may have legal consequences including in relation to liability. These issues create uncertainties which mean that it is difficult to reliably predict the outcome or the timing of the resolution of the matter. The regulatory and other provision includes our best estimate of the Santander UK’s liability to PPI and portfolio claims.
•Delforca: dispute arising from equity swaps entered into by Gaesco (now Delforca 2008, S.A.) on shares of Inmobiliaria Colonial, S.A. Banco Santander, S.A. is claiming to Delforca before the Court of Barcelona in charge of the bankruptcy proceedings, a total of EUR 66 million from the liquidation resulting from the early termination of financial transactions due to Delforca's non-payment of the equity swaps. In the same bankruptcy proceedings, Delforca and Mobiliaria Monesa have in turn claimed the Bank to repay EUR 56.8 million, which the Bank received for the enforcement of the agreed guarantee, as a result of the aforementioned liquidation. The procedure in its first instance, in which the two crossed claims will be resolved, is completed pending judgement. In 2009, Mobiliaria Monesa, S.A. (parent of Delforca) filed a civil procedure with the Courts of Santander against the Bank claiming damages that have not been specified to date. The procedure is suspended.
•Former employees of Banco do Estado de São Paulo S.A., Santander Banespa, Cia. de Arrendamiento Mercantil: a claim was filed in 1998 by the association of retired Banespa employees (AFABESP) requesting the payment of a half-yearly bonus contemplated in the by-laws of Banespa in the event that Banespa obtained a profit and that the distribution of this profit were approved by the Board of Directors. The bonus was not paid in 1994 and 1995 since Banespa had not made a profit during those years. Partial payments were made from 1996 to 2000, as approved by the Board of Directors. The relevant clause was eliminated in 2001. The Regional Labour Court and the High Employment Court (TST) ordered Santander Brasil, as successor to Banespa, to pay this half-yearly bonus for the period from 1996 to the present. On 20 March 2019, the Supreme Federal Court (STF) rejected the extraordinary appeal filed by Banco Santander Brasil.
The Bank filed a rescissory action to nullify the decisions of the main proceedings and suspend the execution of the judgment, which was deemed inadmissible, therefore its execution was suspended. The rescissory action was dismissed and a motion for clarification was filed, due to the absence of an explicit argument to deny the rescissory action filed by the Bank. After the decision of the motion for clarification, the Bank filled an extraordinary appeal in the rescissory action in February 2021, which was denied in an interlocutory decision in June 2021 by the TST. As the Bank understands that there is a conflict between the TST decision and the STF, an appeal will be made.
At this moment we have the legal opinion of the bank's external advisers, who have classified the risk as probable. The recorded provisions are considered sufficient to cover the risks associated with the legal claims that are being substantiated as of today.
•'Planos Económicos': like the rest of the banking system in Brasil, Santander Brasil has been the target of customer complaints and collective civil suits stemming from legislative changes and its application to bank deposits, fundamentally ('economic plans'). At the end of 2017, there was an agreement between regulatory entities and the Brazilian Federation of Banks (Febraban), already approved by the Supremo Tribunal Federal, with the purpose of closing the lawsuits. Discussions focused on specifying the amount to be paid to each affected client according to the balance in their notebook at the time of the Plan. Finally, the total value of the payments will depend on the number of endorsements they have made and the number of savers who have demonstrated the existence of the account and its balance on the date the indexes were changed. In November 2018, the STF ordered the suspension of all economic plan processes for two years from May 2018. On 29 May 2020, the Supremo Tribunal Federal approved the extension of the agreement for 5 additional years starting from 3 June 2020. Condition for this extension was to include in the agreement actions related to the “Collor I Plan”. The provisions recorded for the economic plan processes are considered to be sufficient. The provisions recorded for the economic plan processes are considered to be sufficient.
•Floor clauses: in consequence of the acquisition of Banco Popular Español, S.A.U, the Group has been exposed to a material number of transactions with floor clauses. The so-called "floor clauses" or minimum clauses are those under which the borrower accepts a minimum interest rate to be paid to the lender, regardless of the applicable reference interest rate. Banco Popular Español, S.A.U. included "floor clauses" in certain asset transactions with customers. In relation to this type of clauses, and after several rulings made by the Court of Justice of the European Union and the Spanish Supreme Court, and the extrajudicial process established by the Spanish Royal Decree-Law 1/2017, of 2 January, Banco Popular Español, S.A.U. made extraordinary provisions that were updated in order to cover the effect of the potential return of the excess interest charged for the application of the floor clauses between the contract date of the corresponding mortgage loans and May 2013. The Group considered that the maximum risk associated with the floor clauses applied in its contracts with consumers, in the most severe and not probable scenario, would amount to approximately EUR 900 million, as initially measured and without considering the returns performed. At 30 June 2021, after having processed most of the customer requests, the potential residual loss associated with ongoing court proceedings is estimated at EUR 49.6 million, amount which is fully covered by provisions.
•Banco Popular´s acquisition: considering the declaration setting out the resolution of Banco Popular Español, S.A.U., the redemption and conversion of its capital instruments and the subsequent transfer to Banco Santander, S.A. of the shares resulting from this conversion in exercise of the resolution instrument involving the sale of the institution's business, in the application accordance with the single resolution framework regulation referred to in Note 3 of the 2018 consolidated annual accounts, some investors have filed claims against the EU’s Single Resolution Board decision, the FROB's resolution executed in accordance to the aforementioned decision, and claims have been filed and may be filed in the future against Banco Santander, S.A. or other Santander Group companies deriving from or related to the acquisition of Banco Popular Español, S.A.U..
At this stage, it is not possible to foresee the total number of claims that could be filed by the former holders of shares and capital instruments (arising from the acquisition by investors of such shares and capital instruments of Banco Popular prior to resolution, including in particular, without limitation, the shares acquired in the context of the capital increase with pre-emptive subscription rights carried out in 2016), and their economic implications (especially considering that the decision to resolve in application of the new regulation has no precedent, and that it may be possible that future claims do not specify a specific amount, put forward new legal interpretations or involve a large number of parties).
In this respect, on 2 September 2020, the Provincial Court of La Coruña has referred a preliminary ruling to the Court of Justice of the European Union (“CJEU”) asking for the correct interpretation of Article 60(2) of Directive 2014/59/EU of the European Parliament and of the Councill, dated 15 May 2014, which establishes a framework for the restructuring and resolution of credit institutions and investment firms. This article establishes that, in cases of redemption of capital instruments in a bank resolution, no liability shall remain in relation to the amount of the instrument that has been redeemed. The judgement given by the CJEU in this case is likely to condition the outcome on the judicial proceedings that are currently open.
The estimated cost of any compensation to shareholders and bondholders of Banco Popular recognized in the 2017 accounts amounted to EUR 680 million, of which EUR 535 million were applied to the commercial loyalty program. The provisions recorded are considered sufficient to cover the risks associated with the court claims that can be estimated to date. However, if additional amounts have to be paid for claims already raised with an undetermined economic interest or for new claims, this could have a significant adverse effect on the Santander Group's results and financial situation.
Likewise, the Central Court of Instruction 4 is currently conducting preliminary proceedings 42/2017, in which, amongst other things, is being investigated the following: (i) the accuracy of the prospectus for the capital increase with pre-emptive subscription rights carried out by Banco Popular in 2016; and (ii) the alleged manipulation of the share price of Banco Popular until the resolution of the bank, in June 2017. During the course of the proceedings, on 30 April 2019, the Spanish National Court, ruled in favour of Banco Santander, S.A. declaring that Banco Santander, S.A. cannot inherit Banco Popular’s potential criminal liability. This ruling was appealed before the Supreme Court who have rejected the appeal. In this procedure, Banco Santander has the status of possible subsidiary civil liability.
•German shares investigation: the Cologne Public Prosecution Office is conducting an investigation against the Bank, and other group entities based in UK - Santander UK plc, Santander Financial Services Plc and Cater Allen International Limited -, in relation to a particular type of tax dividend linked transactions known as cum-ex transactions.
The Group is cooperating with the German authorities. According to the state of the investigations, the result and the effects for the Group, which may potentially include the imposition of financial penalties, cannot be anticipated. For this reason, the Bank has not recognized any provisions in relation to the potential imposition of financial penalties.
•IRPH Index: a portion of our Spanish mortgage loan portfolio bears interest at a rate indexed to the “Índice de Referencia de Préstamos Hipotecarios” known as “IRPH,” which, at the time the contracts were entered into, served as reference rate for many mortgage loan agreements in Spain and was published by the Bank of Spain. Consumers in Spain have brought lawsuits against most of the Spanish banking sector alleging that the use and related disclosures of such rate did not comply with the transparency requirements of European regulation. On 14 December 2017, the Supreme Court of Spain ruled that these clauses were valid, as the IRPH is an official rate and therefore non-subject to transparency requirements. The matter was referred to the Court of Justice of the European Union through a preliminary ruling procedure. On 3 March 2020 the CJEU rendered its decision.
The CJEU ruled that, being the IRPH a valid index, national courts are entitled to examine its use on each particular contract in order to verify whether the transparency requirements have been met. When carrying out the transparency control, national courts have to take into account all the circumstances surrounding the conclusion of the particular contract, including whether essential information relating to the calculation of that rate was easily accessible and the provision of data relating to past fluctuations of the index. Finally, with regards to the effects of nullity of an IRPH index clause, the CJUE entitles national courts to substitute it with another statutory index, thus not declaring the nullity of the whole contract.
On 12 November 2020, the Supreme Court has issued four judgments applying the doctrine established by the CJUE that resolve individual appeals in which the validity of the IRPH clauses was questioned. The Court understands that in those cases there is a lack of transparency because the financial institutions had not been able to prove the delivery to the client of the information on the evolution of the index in the two years prior to the contract. However, the Supreme Court reminds that the lack of transparency does not automatically imply the invalidity of the clause, but rather it is necessary to analyze whether this lack of transparency generates abusiveness. The Supreme Court resolves that in the case of the IRPH, that specific lack of transparency does not mean that the clause is abusive to the detriment of the client, so the clause is valid and fully applicable.
Currently, the balance of the relevant mortgage indexed to IRPH loans held by the Group, equals approximately EUR 2.8 billion.
•Banco Santander, S.A. has been sued in a legal proceeding in which the plaintiff alleges that a contract was concluded whereby he would be entrusted with the functions of CEO of the Bank. In the complaint, the claimant mainly requests a declaratory ruling that affirms the validity and conclusion of such contract and its enforcement together with the payment of certain amounts. If the main request is not granted, the claimant seeks compensation for a total amount of approximately EUR 112 million or, an alternative relief for other minor amounts. Banco Santander, S.A. has answered to the complaint. In this answer, it is stated that the conditions to which the appointment was subject to were not met and that the contract required by law was not concluded. The trial took place on 19 May 2021. The claimant waived specific performance of the alleged contract. The trial was suspended because of two witnesses' failure to appear and it will begin again when a new date for hearing their evidence is agreed.
•Universalpay Entidad de Pago, S.L. has filed a lawsuit against Banco Santander, S.A. for breach of the marketing alliance agreement (MAA) and in claim of quantity. The claim is processed in the Court of First Instance no. 81 of Madrid, ordinary procedure 156/2021. The MAA was originally subscribed by Banco Popular Español, S.A.U. and its purpose is the business of acquiring services for businesses in the Spanish market. The lawsuit is mainly based on the potential breach of clause 6 of the MAA, which establishes certain obligations of exclusivity, non-competition and customer reference. The claim is at a very early stage, and there are factual issues pending resolution, which may have legal consequences and affect eventual liability. This uncertainty makes it impossible to reliably predict the resolution of the issue, the timing or the significance of the potential impact. The Bank has answered the complaint. The pretrial hearing is scheduled for 16 December 2021.
•CHF Polish Mortgage Loans: On 3 October 2019, the Court of Justice of the European Union (CJEU) rendered its decision in relation to a lawsuit against an unrelated bank in Poland, with regards to unfair contractual clauses in consumer agreements, specifically the consequences of potentially unfair contractual clauses in CHF-indexed loan agreements. The CJEU has left to Polish courts the decision on whether the whole contract can be maintained once the abusive terms have been removed, which should in turn decide whether the effects of the annulment of the contract are prejudicial to the consumer. In that case, the court may only integrate the contract with default provisions of national law and decide, in accordance with those provisions, on the applicable rate.
In December 2020, the Chairman of the Financial Supervision Authority announced a high-level proposal for voluntary settlements between banks and borrowers under which active loans based on Swiss francs would be converted into PLN loans with interest at the WIBOR rate and an appropriate margin. No details of the proposal, or legal or tax considerations, were provided as at the date of publication of these financial statements. This proposal is currently under analysis within the Bank, as well as by representatives of the financial sector in consultation with the competent authorities. Depending on the results of this analysis, the Bank will decide whether to adhere to this proposal and will proceed to include additional scenarios in the models for calculating provisions and reflect the estimated impact on their level. The Group considers that the maximum risk associated to this proposal, assuming that 100% of customers choose to convert their active loans as proposed, would amount to approximately PLN 3.5 billion (EUR 768 million).
On May 2021, the Supreme Court was expected to take a position regarding the key issues in disputes concerning loans based on foreign currency, clarifying the discrepancies and unifying the court jurisprudence. The resolution was not adopted, the case was adjourned (without setting a new date) and the Supreme Court asked the Ombudsman, the Financial Ombudsman, the Children's Ombudsman, the National Bank of Poland and the FSA to take a position on the case, which they did during the months of June and July. The Supreme Court is expected to take a position on 2 September 2021.
While the above referred events could lead to significant changes in the level of expected provisions, in the opinion of the Management Board, as at the date of these financial statements it is not possible to reliably estimate the value of their impact on the financial position of the Group.
As of 30 June 2021, Santander Bank Polska and Santander Consumer Bank Poland have a portfolio of mortgage loans denominated in, or indexed to, CHF of approximately PLN 9,067 million (EUR 2,007 million). At the same date, the provision registered is PLN 1,304 million (EUR 289 million), being EUR 154 million, the provision charged to first semester results. This provision represents the best estimate to date given the difficulty to predict the financial impact, as it is for national courts to decide the relevant issues and the process of analyzing and deciding on the proposal described above has not yet been completed. Santander Bank Polska and Santander Consumer Bank Poland will continue to monitor and assess appropriateness of those provisions in the upcoming reporting periods.
    Banco Santander and the other Group companies are subject to claims and, therefore, are party to certain legal proceedings incidental to the normal course of their business including those in connection with lending activities, relationships with employees and other commercial or tax matters.
With the information available to it, the Group considers that, at 30 June 2021, it had reliably estimated the obligations associated with each proceeding and had recognized, where necessary, sufficient provisions to cover reasonably any liabilities that may arise as a result of these tax and legal risks. Disputes in which provisions have been registered but are not disclosed is justified on the basis that it would be prejudicial to the proper defense of the Group. Subject to the qualifications made, it also believes that any liability arising from such claims and proceedings will not have, overall, a material adverse effect on the Group’s business, financial position, or results of operations.